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                                                                  [Scudder Logo]

Supplement to the currently effective Prospectus and all currently effective Supplements thereto of each of the listed funds:

Scudder S&P 500 Stock Fund
Scudder Select 500 Fund

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The following supplements the section entitled "Who Manages and Oversees the
Fund" for each fund:

Effective April 25, 2003, Northern Trust Investments, Inc. ("NTI") is the sub-advisor to each of the above-referenced funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. As each fund's investment sub-advisor, NTI makes each fund's investment decisions. It buys and sells securities for each Fund and conducts the research that leads to the purchase and sale decisions. Deutsche Investment Management Americas, Inc., the investment advisor for each fund, compensates NTI out of its advisory fee.

NTI is an indirect subsidiary of Northern Trust Corporation. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same indices as those the funds seek to replicate. NTI is an investment advisor registered under the Investment Advisors Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of March 31, 2003, NTI had approximately $210.8 billion of assets under management.

               Please Retain This Supplement for Future Reference